PACIFIC HORIZON AGGRESSIVE GROWTH FUND
                       Supplement dated October 6, 1998
                       To Prospectus dated July 1, 1998

    This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with such Prospectus.

Effective October 6,1998, Scott A Billeadeau is responsible for managing the Aggressive Growth Fund. Mr. Billeadeau has been a portfolio manager with the
Bank of America NT&SA since October 1, 1998.   Mr.  Billeadeau is also a
Senior Portfolio Manager, Equity Management for TradeStreet Investment Associates, Inc. ("TradeStreet"). On behalf of TradeStreet, Mr. Billeadeau is the Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Prior to assuming his position with TradeStreet, Mr. Billeadeau was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an A.B. in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.

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